UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  January 17, 2012

Ferrellgas Partners, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-11331	43-1698480
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas		66210
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  913-661-1500

Not Applicable

Former name or former address, if changed since last report

Ferrellgas Partners Finance Corp.

(Exact name of registrant as specified in its charter)

Delaware	333-06693	43-1742520
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas		66210
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  913-661-1500

n/a

Former name or former address, if changed since last report

Ferrellgas, L.P.

(Exact name of registrant as specified in its charter)

Delaware	000-50182	43-1698481
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas		66210
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  913-661-1500

n/a

Former name or former address, if changed since last report

Ferrellgas Finance Corp.

(Exact name of registrant as specified in its charter)

Delaware	000-50183	14-1866671
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas		66210
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  913-661-1500

n/a

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

The information included in Item 2.03 and Item 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01 of this Current Report on Form 8-K.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On January 19, 2012, we executed a new accounts receivable securitization facility with Wells Fargo Bank, N.A, Fifth Third Bank and SunTrust Bank with up to $225 million of capacity and a maturity date of January 19, 2017. This new accounts receivable securitization facility replaces our previous $145 million facility which was to expire on April 4, 2013.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of January 19, 2012, George L. Koloroutis, the Senior Vice President, Ferrellgas, Inc. and President, Ferrell North America resigned from those positions. Ferrellgas, Inc. is the general partner of Ferrellgas Partners, L.P. and Ferrellgas, L.P.

Mr. Koloroutis will remain in an advisory capacity as a Ferrellgas employee, at his current salary through January 18, 2016. Mr. Koloroutis will also be reimbursed for COBRA continuation of benefits coverage payments for 48 months. All existing stock options and stock appreciation rights that Mr. Koloroutis has will, through the term of his employment and thereafter, continue to be subject to the terms and conditions of the FCI and FGP incentive compensation plan documents.

Item 8.01 Other Events.

On January 17, 2012 , Ferrellgas Partners, L.P. (“Ferrellgas”) in a non-brokered registered direct offering, issued to Ferrell Companies, Inc. 1,388,888 common units (the “Units”) representing limited partner interests in Ferrellgas for an aggregate purchase price of $24,999,984. The Units were offered and sold pursuant to a prospectus supplement dated January 17, 2012 and an accompanying base prospectus dated April 13, 2009, pursuant to the Ferrellgas shelf registration statement on Form S-3 (file no. 333-157760), as amended, which became effective on April 9, 2009. The transaction closed on January 17, 2012.

On January 19, 2012, Ferrellgas entered into an agreement with an institutional investor relating to a non-brokered registered direct offering of 1,506,515 Units representing limited partner interests in Ferrellgas for an aggregate purchase price of $25,000,014. The Units were offered and sold pursuant to a prospectus supplement dated January 19, 2012 and an accompanying base prospectus dated April 13, 2009, pursuant to the Ferrellgas shelf registration statement on Form S-3 (file no. 333-157760), as amended, which became effective on April 9, 2009. The transaction closed on January 19, 2012.

Item 9.01 Financial Statements and Exhibits.

The following materials are filed as exhibits to this Current Report on Form 8-K.

Exhibit No.	Description
Exhibit 5.1	Opinion of McGuireWoods LLP
Exhibit 10.1	Receivables Sale Agreement
Exhibit 10.2	Receivables Purchase Agreement
Exhibit 10.3	Agreement and Release dated January 19, 2012, between George L Koloroutis and Ferrellgas, Inc

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ferrellgas Partners, L.P.

January 20, 2012	By:	/s/ J. Ryan VanWinkle
Name: J. Ryan VanWinkle
Title: Senior Vice President and Chief Financial
Officer; Treasurer
(Principal Financial and Accounting Officer) of
Ferrellgas, Inc., the general partner

Ferrellgas Partners Finance Corp.

January 20, 2012	By:	/s/ J. Ryan VanWinkle
Name: J. Ryan VanWinkle
Title: Chief Financial Officer and Sole Director

Ferrellgas, L.P.

January 20, 2012	By:	/s/ J. Ryan VanWinkle
Name: J. Ryan VanWinkle
Title: Senior Vice President and Chief Financial
Officer; Treasurer
(Principal Financial and Accounting Officer) of
Ferrellgas, Inc., the general partner

Ferrellgas Finance Corp.

January 20, 2012	By:	/s/ J. Ryan VanWinkle
Name: J. Ryan VanWinkle
Title: Chief Financial Officer and Sole Director

Exhibit Index

Exhibit No.	Description

5.1	Opinion of McGuireWoods LLP.

10.1	Receivables Sale Agreement.

10.2	Receivables Purchase Agreement.

10.3	Agreement and Release dated January 19, 2012, between George L. Koloroutis and Ferrellgas, Inc.